EXHIBIT 4.1







                         ADVANCED ACCESSORY SYSTEMS, LLC

                                       and

                            AAS CAPITAL CORPORATION,

                                   as Issuers,

                                       and

                          THE GUARANTORS PARTY HERETO,

                                  as Guarantors

                               -------------------


                         10 3/4% Senior Notes due 2011

                               -------------------


                          FIRST SUPPLEMENTAL INDENTURE

                            Dated as of June 26, 2006

                               -------------------

                Supplementing the Indenture, dated as of May 23,
           2003, among Advanced Accessory Systems, LLC and AAS Capital
                            Corporation, as Issuers,
     the Guarantors party thereto and BNY Midwest Trust Company, as Trustee
                               -------------------

                           BNY MIDWEST TRUST COMPANY,

                                   as Trustee

                               -------------------

     FIRST SUPPLEMENTAL INDENTURE dated as of June 26, 2006 (this "SUPPLEMENTAL INDENTURE"), to the INDENTURE, dated as of May 23, 2003 (the "INDENTURE"), among Advanced Accessory Systems, LLC, a Delaware limited liability company ("AAS"), and AAS Capital Corporation, a Delaware corporation ("AASC" and, together with AAS, the "ISSUERS"), the Guarantors listed on SCHEDULE A hereto (the "GUARANTORS"), and BNY Midwest Trust Company, an Illinois trust company, as trustee (the "TRUSTEE"), which governs the terms of the Issuers' 10 3/4% Senior Notes due 2011 (the "NOTES").

     WHEREAS, Section 9.2 of the Indenture provides that the Issuers, the Guarantors and the Trustee may amend the Indenture with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding (the "REQUISITE CONSENTS");

     WHEREAS, pursuant to the Offer to Purchase and Consent Solicitation Statement, dated June 5, 2006, as modified from time to time (the "OFFER TO PURCHASE"), the Issuers commenced a cash tender offer for any and all outstanding Notes and solicited consents from Holders of Notes to amend certain provisions of the Indenture, as set forth in Article I hereof;

     WHEREAS, the Requisite Consents to the amendments effected by this Supplemental Indenture have been received; and

     WHEREAS, this Supplemental Indenture has been duly authorized by all necessary corporate action on the part of the Issuers.

     NOW, THEREFORE, the Issuers, the Guarantors and the Trustee agree as follows for the equal and ratable benefit of the Holders of the Notes:

ARTICLE I

                                   AMENDMENTS

     Section 1.01. AMENDMENTS TO ARTICLE 4.

          a. Upon the effectiveness of the amendments set forth in this Article I, each of Section 4.3 (Reports), Section 4.4 (Compliance Certificate), Section
4.5 (Taxes), Section 4.6 (Stay, Extension and Usury Laws), Section 4.7 (Limitation on Restricted Payments), Section 4.8 (Limitation on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries), Section 4.9 (Limitation on Incurrence of Additional Indebtedness), Section 4.11 (Limitations on Transactions with Affiliates), Section 4.12 (Limitation on Liens), Section
4.14 (Insurance Matters), Section 4.15 (Offer to Repurchase Upon Change of Control), Section 4.16 (Additional Subsidiary Guarantees), Section 4.17 (Conduct of Business), Section 4.18 (Payments for Consent) and Section 4.19 (Limitation on Preferred Stock of Restricted Subsidiaries) of the Indenture shall be deleted in its entirety and replaced with the phrase "[Intentionally Omitted]." All references to such deleted sections shall also be deleted in their entirety.

          b. Upon the effectiveness of the amendments set forth in this Article, each of clauses (A), (B), (C), (D), (F), (G), (H) and (I) of Section 4.10 shall be deleted in its entirety and replaced with the phrase "[Intentionally Omitted]." All references to such deleted clauses shall also be deleted in their entirety.

          c. Upon the effectiveness of the amendments set forth in this Article I, Section 4.13 shall be deleted in its entirety and replaced with the following:

          "Subject to Article V hereof, each of the Issuers and the Guarantors shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate or other existence in accordance with the organizational documents (as the same may be amended from time to time) of the Issuers or such Guarantor."

     Section 1.02. AMENDMENTS TO ARTICLE 5. Upon the effectiveness of the amendments set forth in this Article I, Section 5.1 shall be deleted in its entirety and replaced with the following:

     "Section 5.1. SALE OF ASSETS. In the event of a sale (the "QUALIFIED SALE") of substantially all of the assets of Holdings, in one or a series of related transactions, to Thule Sportrack Beheer B.V. (the "SUCCESSOR GUARANTOR") or its Affiliates, (i) the Successor Guarantor shall expressly assume, by supplemental indenture (in form and substance reasonably satisfactory to the Trustee in all respects), executed and delivered to the Trustee, the Obligations under the Holdings Guarantee and the performance of every covenant of the Holdings Guarantee to be performed or observed, (ii) the Company shall remain an Issuer under this Indenture, (iii) any Person that acquires all or substantially all of the assets of Valley Industries, LLC ("VALLEY") shall expressly assume, by supplemental indenture (in form and substance reasonably satisfactory to the Trustee in all respects), executed and delivered to the Trustee, the Obligations of Valley as a Subsidiary Guarantor and the performance of every covenant of such Subsidiary Guarantee to be performed or observed, and (iv) an entity designated by the Successor Guarantor (the "SUCCESSOR ISSUER") shall expressly assume, by supplemental indenture (in form and substance reasonably satisfactory to the Trustee in all respects), executed and delivered to the Trustee, all of the Obligations of AAS Capital Corporation under this Indenture, whereupon the Successor Issuer shall be deemed an Issuer for all purposes of this Indenture and AAS Capital Corporation shall be released from its obligations under this Indenture. Notwithstanding the provisions of Section 11.4 of this Indenture, any Subsidiary Guarantor that is no longer a Subsidiary of the Company, the Successor Guarantor or the Successor Issuer upon the effectiveness of a Qualified Sale shall be released from its Obligations as a Subsidiary Guarantor under this Indenture. Upon the effectiveness of a Qualified Sale and subject to compliance with the provisions contained herein, (x) Holdings will be automatically discharged from all of its Obligations under this Indenture and the Holdings Guarantee and (y) this Section 5.1 shall have no further force or effect."

     Section 1.03. AMENDMENTS TO ARTICLE 6.

          a. Upon the effectiveness of the amendments set forth in this Article, each of clauses (c), (d), (e) and (h) of Section 6.1 shall be deleted in its entirety and replaced with the phrase "[Intentionally Omitted]." All references to such deleted clauses shall also be deleted in their entirety.

          b. Upon the effectiveness of the amendments set forth in this Article, clauses (f) and (g) of Section 6.1 shall be deleted in their entirety and replaced with the following:

          "(f) the Successor Guarantor or the Company:

               (i) commences a voluntary case under any Bankruptcy Law,

               (ii) consents to the entry of an order for relief against it in an involuntary case,

               (iii) consents to the appointment of a custodian or receiver of it or for all or substantially, all of its property,

               (iv) makes a general assignment for the benefit of its creditors, or

               (v) generally is not paying its debts as they become due; or

          (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (i) is for relief in an involuntary case against the Successor Guarantor or the Company;

               (ii) appoints a custodian or receiver of the Successor Guarantor or the Company or for all or substantially all of the property of any of the foregoing;

               (iii) orders the liquidation of the Successor Guarantor or the Company;

     and the order or decree remains unstayed and in effect for 60 consecutive days."

     Section 1.04. AMENDMENTS TO ARTICLE 11. Upon the effectiveness of the amendments set forth in this Article, the first paragraph of Section 11.4(a) shall be deleted in its entirety and replaced with the following:

     "The Guarantee of a Subsidiary Guarantor will be automatically and unconditionally released without any action on the part of the Trustee or the Holders of the Notes: (1) in connection with any sale or other disposition of all or substantially all of the assets of that Subsidiary Guarantor (including, without limitation, by way of merger or consolidation); (2) in connection with any sale of all of the Capital Stock of that Subsidiary Guarantor; (3) if that Subsidiary Guarantor is designated as an Unrestricted Subsidiary in accordance with the applicable provisions of this Indenture; or (4) upon the payment in full of the Notes."

     Section 1.05. AMENDMENTS TO THE NOTES.

          a. Upon the effectiveness of the amendments set forth in this Article,
Section 9 of the Notes and clauses (iii), (iv) and (v) of Section 13 of the Notes shall be amended and restated in their entirety to read as follows:

          9. "[INTENTIONALLY OMITTED];"

          13. "(iii) [INTENTIONALLY OMITTED];

               (iv) [INTENTIONALLY OMITTED];

               (v) [INTENTIONALLY OMITTED]; and"

          b. Upon the effectiveness of the amendments set forth in this Article, clause (iv) of Section 13 of the Notes shall be amended and restated in its entirety to read as follows:

          "(vi) certain events of bankruptcy or insolvency with respect to the Issuer."

     Section 1.06. TRUSTEE'S ACCEPTANCE. The Trustee hereby accepts this Supplemental Indenture and agrees to perform the same under the terms and conditions set forth in the Indenture.

                                   ARTICLE II

                                  MISCELLANEOUS

     Section 2.01. INTERPRETATION. Upon execution and delivery of this Supplemental Indenture and the effectiveness of the amendments set forth in
Article I, the Indenture shall be modified and amended in accordance with this Supplemental Indenture, and all the terms and conditions of both shall be read together as though they constitute one instrument, except that, in case of conflict, the provisions of this Supplemental Indenture shall control. The Indenture, as modified and amended by this Supplemental Indenture, is hereby ratified and confirmed in all respects and shall bind every Holder of Notes. In case of conflict between the terms and conditions contained in the Notes and those contained in the Indenture, as modified and amended by this Supplemental Indenture, the provisions of the Indenture, as modified and amended by this Supplemental Indenture, shall control.

     Section 2.02. CONFLICT WITH TRUST INDENTURE ACT. If any provision of this Supplemental Indenture limits, qualifies or conflicts with any provision of the TIA that is required under the TIA to be part of and govern any provision of this Supplemental Indenture, the provision of the TIA shall control. If any provision of this Supplemental Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the provision of the TIA shall be deemed to apply to the Indenture as so modified or to be excluded by this Supplemental Indenture, as the case may be.

     Section 2.03. SEVERABILITY. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 2.04. TERMS DEFINED IN THE INDENTURE. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

     Section  2.05. HEADINGS.   The  Article  and  Section  headings  of  this
Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

     Section 2.06. BENEFITS OF SUPPLEMENTAL INDENTURE, ETC. Nothing in this Supplemental Indenture or the Notes, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and thereunder and the Holders of the Notes, any benefit of any legal or equitable right, remedy or claim under the Indenture, this Supplemental Indenture or the Notes.

     Section 2.07. SUCCESSORS. All agreements of the Issuers and the Guarantors in this Supplemental Indenture shall bind their successors. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

     Section 2.08. TRUSTEE NOT RESPONSIBLE FOR RECITALS. The recitals contained herein shall be taken as the statements of the Issuers and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

     Section 2.09. CERTAIN DUTIES AND RESPONSIBILITIES OF THE TRUSTEE. In entering into this Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided.

     Section 2.10. GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

     Section 2.11. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

     Section 2.12. EFFECTIVENESS OF AMENDMENTS. The amendments to the Indenture set forth in Article I shall become effective immediately upon the acceptance for payment by the Issuers pursuant to the Offer to Purchase of at least a majority in principal amount of the Notes then outstanding (determined in accordance with the provisions of Sections 2.8 and 2.9 of the Indenture) on the date hereof.



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                                      -5-

     IN WITNESS WHEREOF, each party hereto has caused this Supplemental Indenture to be signed by its officer thereunto duly authorized as of the date first written above.


                                 ADVANCED ACCESSORY SYSTEMS, LLC


                                 By: /s/ Ronald J. Gardhouse
                                     ------------------------------------
                                      Name:  Ronald J. Gardhouse
                                      Title: Executive Vice President, Chief
                                             Financial Officer, Controller,
                                             Secretary and Treasurer


                                 AAS CAPITAL CORPORATION


                                 By: /s/ Ronald J. Gardhouse
                                     ------------------------------------
                                      Name:  Ronald J. Gardhouse
                                      Title: Executive Vice President, Chief
                                             Financial Officer, Secretary and
                                             Treasurer


                                 BNY MIDWEST TRUST COMPANY, as Trustee,


                                 By: /s/ Roxane Ellwanger
                                     ------------------------------------
                                      Name:  Roxane Ellwanger
                                      Title: Assistant Vice President





                   [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

                                 THE GUARANTORS


                                     CHAAS ACQUISITIONS, LLC


                                     By: /s/ Ronald J. Gardhouse
                                         ------------------------------------
                                         Name:  Ronald J. Gardhouse
                                         Title: Executive Vice President, Chief
                                                Financial Officer and Controller


                                     AAS ACQUISITIONS, LLC


                                     By: /s/ Ronald J. Gardhouse
                                         ------------------------------------
                                         Name:  Ronald J. Gardhouse
                                         Title: Executive Vice President and
                                                Chief Financial Officer


                                     VALLEY INDUSTRIES, LLC


                                     By: /s/ Ronald J. Gardhouse
                                         ------------------------------------
                                         Name:  Ronald J. Gardhouse
                                         Title: Executive Vice President, Chief
                                                Financial Officer, Secretary and
                                                Treasurer


                                     VALTEK LLC


                                     By: /s/ Ronald J. Gardhouse
                                         ------------------------------------
                                         Name:  Ronald J. Gardhouse
                                         Title: Executive Vice President, Chief
                                                Financial Officer, Secretary and
                                                Treasurer


                                     SPORTRACK, LLC


                                     By: /s/ Ronald J. Gardhouse
                                         ------------------------------------
                                         Name:  Ronald J. Gardhouse
                                         Title: Executive Vice President, Chief
                                                Financial Officer, Secretary and
                                                Treasurer

                                                                      SCHEDULE A



CHAAS Acquisitions, LLC
AAS Acquisitions, LLC
Valley Industries, LLC
Valtek LLC
Sportrack, LLC